INCOME TAXES (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Net operating loss carryover	$ 11,066	$ 9,466
Stock-based compensation	3,768	3,372
Other	(60)	0
Tax credits	456	443
Total deferred tax assets	15,230	13,281
Less: valuation allowance	(15,230)	(13,281)
Net deferred tax assets	$ 0	$ 0